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                                                                   Exhibit  23.2


                 CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS
                 --------------------------------------------


We have issued our report dated March 17, 2000 accompanying the consolidated financial statements of KAIRE HOLDINGS INCORPORATED (the "Company") on Form 10-KSB for the year ended December 31, 1999 which is included in this Registration Statement. We consent to the inclusion of our report in the Registration Statement.


/s/ Berg & Company LLP
----------------------
Berg & Company LLP

San Francisco, California
December 8, 2000